                                                                     EXHIBIT 4.2

       COMMON STOCK                                    COMMON STOCK
          NUMBER           [BUY.COM INC. LOGO]            SHARES
       LU

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 124269 10 1





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This Certifies that








is the record holder of
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             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        $.0001 PAR VALUE PER SHARE, OF

                                 BUY.COM INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Keven F. Baxter      [BUY.COM INC SEAL]         /s/ Greg Hawkins

SECRETARY                                           PRESIDENT



COUNTERSIGNED AND REGISTERED:
     U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY
                 AUTHORIZED SIGNATURE

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                         UNIF GIFT MIN ACT-_______Custodian____________
TEN ENT - as tenants by the entireties                                   (Cust)             (Minor)
JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
          survivorship and not as tenants                                Act__________________________
          in commonas                                                                 (State)


                                                       UNIF TRF MIN ACT-_____Custodian (until age____)
                                                                        (Cust)
                                                       ________________________under Uniform Transfers
                                                                 (Minor)
                                                       to Minors Act__________________________________
                                                                                (State)

                              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------
|                   |
---------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________


                                         X__________________________

                                         X__________________________
                                  NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.